DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Massachusetts Tax Exempt Bond Fund. For its semi-annual reporting period ended November 30, 1995, your Fund produced a total return of 4.46% per share.* Income dividends of approximately $.450 per share** were paid, exempt from Federal and Commonwealth of Massachusetts personal income taxes, which is equivalent to an annualized tax-free distribution rate per share of 5.43%.***
THE ECONOMY
    Modest economic growth and low inflation have spurred a dramatic rally in the bond market for most of 1995. The Federal Reserve Board's recent reduction of the Fed Funds rate confirms what investors had already suspected: inflation, at least for the immediate future, is under control. Now questions abound regarding the duration of the economic recovery and the likelihood of recession.
    The economic recovery of the 1990s was productivity-driven. Corporations implemented extraordinary cost control measures that, while dramatically improving bottom line earnings, now contribute to the slow rate of employment growth. Job creation is a significant factor that affects consumer spending, and is a major component of economic activity. New job creation, currently running at the slowest pace of the post-World War II era, is worrisome. Indeed, wages and salaries grew at under 3% over the past year, barely keeping pace with inflation. Still, surveys indicate that consumers remain optimistic, despite indications that their spending is being affected by the slow growth in disposable income. Recent reports on retail sales confirm this reticence in spending. A consumer-led weakening of the economy could lead to further Federal Reserve easing of monetary policy.
    It was concern about lagging economic growth that prompted the Federal Reserve to ease the Federal Funds Rate two times in 1995: first in July and then again in December. The housing market and new home construction had been helped earlier this year by low interest rates, though both have exhibited signs of weakness recently. Business capital spending, another engine of economic growth, has been solid. Exports remain another bright area of the economy. Because of the new competitiveness of American businesses abroad, the U.S. trade deficit continues to shrink. Through September, the trade deficit with Japan narrowed for the sixth consecutive month. Exports, while a relatively small component of overall economic activity in this country, provide an important support for the job market. If U.S. products lose competitiveness in world markets, foreign orders may go elsewhere and jobs could be lost here.
MARKET ENVIRONMENT
    Municipal bonds have enjoyed a dramatic bull market for the past 12 months. Current business sluggishness may result in further Fed easing next year, particularly if the Clinton Administration and Congress can arrive at a meaningful budget agreement. Of course, the prospect of a balanced Federal budget should be beneficial to the bond market since it could mean a reduction in the issuance of government securities. A similar supply situation is present in the municipal bond market. The redemption of existing municipal bonds has outpaced the rate of new issuance for two years, and is expected to recur in 1996.
    Overall, we remain confident in our optimistic view of the municipal bond market. Yet we are also mindful of the stimulatory effect of easing monetary policy, and are watchful for any signs of a reigniting of inflationary pressures in the economy.

THE PORTFOLIO
    The portfolio's structure during the reporting period must be viewed as somewhat conservative, given the dramatic decline in yields which occurred. While our returns were attractive, the emphasis on income and strong credit quality were attributes that were not rewarded as well as funds which featured portfolio structures that did not concentrate so heavily on income. Our ability to shift to a more aggressive structure was hampered by the low new issue volume during 1995.
    As mentioned previously, market yields have declined for most of this year. The persistently low interest rate environment is a challenge for an income-oriented fund such as your Dreyfus Massachusetts Tax Exempt Bond Fund. A principal strategy to address this challenge has been to identify securities in danger of early call, attempt to achieve a price above the call price, and reinvest proceeds at an attractive level of income. This will be an ongoing exercise in the coming year.
    With inflation low, the economy sluggish but resilient and the Federal Reserve Board's outstanding track record to date, we do not envision a major sell-off due to accelerating inflation. We therefore will continue to maintain a fully invested position with strong credit quality during the coming months.
    The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus. Our primary task - to maximize current income exempt from Federal and Massachusetts income taxes to the extent consistent with preservation of capital - continues to guide our portfolio management decisions.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
December 21, 1995
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. **Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
STATEMENT OF INVESTMENTS                                                                      NOVEMBER 30, 1995 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-98.3%                                                                AMOUNT           VALUE
                                                                                                      --------       -------
MASSACHUSETTS-93.9%
Boston, Revenue, Refunding (Boston City Hospital):
    5.75%, 2/15/2013 (Insured; FHA).........................................                    $    2,000,000   $  2,008,640
    5.75%, 2/15/2023 (Insured; FHA).........................................                         5,750,000      5,733,727
    5.75%, 2/15/2023 (Insured; MBIA)........................................                         4,645,000      4,671,477
Boston - Mount Pleasant Housing Development Corp., MFHR, Refunding
    6.75%, 8/1/2023 (Insured; FHA)..........................................                         1,700,000      1,780,342
Massachusetts Bay Transportation Authority:
    General Transportation System:
      5.875%, 3/1/2019......................................................                         3,000,000      3,038,880
      5.75%, 3/1/2025.......................................................                         1,500,000      1,501,695
    Refunding 6.20%, 3/1/2016...............................................                         4,225,000      4,651,556
Massachusetts Commonwealth, Refunding 6%, 8/1/2012 (Insured; FGIC)..........                         1,755,000      1,815,635
Massachusetts Convention Center Authority (Boston Common Parking Garage)
    5.375%, 9/1/2013........................................................                         2,250,000      2,224,462
Massachusetts Education Loan Authority, Education Loan Revenue
    8%, 6/1/2002 (LOC; Rabobank Nederland) (a)..............................                           740,000        769,593
Massachusetts Health and Educational Facilities Authority, Revenue:
    (Boston University) 6%, 10/1/2022 (Insured; MBIA).......................                         1,175,000      1,209,686
    (Cape Cod Health System) 5.25%, 11/15/2021 (Insured; CONNIE LEE)........                         5,175,000      4,938,761
    (Cooley Dickinson Hospital) 5.50%, 11/15/2018 (Insured; AMBAC)..........                         1,800,000      1,787,184
    (Lahey Clinic Medical Center):
      5.625%, 7/1/2015 (Insured; MBIA)......................................                         3,085,000      3,096,168
      5.375%, 7/1/2023 (Insured; MBIA)......................................                         1,000,000        984,400
    (Massachusetts General Hospital):
      6.25%, 7/1/2020 (Insured; AMBAC)......................................                         3,500,000      3,686,690
      Refunding:
          6%, 7/1/2015 (Insured; AMBAC).....................................                         2,000,000      2,078,900
          5.25%, 7/1/2023 (Insured; AMBAC)..................................                         2,000,000      1,939,000
    (Mclean Hospital) 6.50%, 7/1/2010 (Insured; FGIC).......................                         1,000,000      1,095,620
    (Medical Academic & Scientific) 6.625%, 1/1/2015........................                         3,000,000      3,135,180
    (Mount Auburn Hospital) 6.30%, 8/15/2024 (Insured; MBIA)................                         5,000,000      5,292,950
    (New England Medical Center Hospitals) 6.50%, 7/1/2012 (Insured; FGIC)..                         1,000,000      1,087,970
    (Refunding - Baystate Medical Center) 6%, 7/1/2015 (Insured; FGIC)......                         1,140,000      1,181,530
    (Refunding - Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)..............                         1,000,000      1,104,540
    (Refunding - Wentworth Technology Institute)
      5.625%, 10/1/2013 (Insured; CONNIE LEE)...............................                         1,350,000      1,361,056
    (Youville Hospital):
      8.875%, 8/1/2004 (Insured; FHA, Prerefunded 2/1/1996) (b).............                         1,295,000      1,336,505
      9.10%, 8/1/2015 (Insured; FHA, Prerefunded 2/1/1996) (b)..............                         2,030,000      2,088,829

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                             NOVEMBER 30, 1995 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                     -------          ------
MASSACHUSETTS (CONTINUED)
Massachusetts Housing Finance Agency, Revenue:
    Housing Projects, Refunding:
      6.30%, 10/1/2013......................................................                    $    2,765,000   $  2,815,461
      6.30%, 10/1/2013 (Insured; AMBAC).....................................                         1,000,000      1,033,370
      6.375%, 4/1/2021......................................................                         4,385,000      4,453,844
    Multi-Family Residential Housing 9.60%, 8/1/2022........................                         1,780,000      1,793,866
    Rental Housing:
      6.50%, 7/1/2025 (Insured; AMBAC)......................................                         1,500,000      1,551,750
      6.45%, 1/1/2036 (Insured; AMBAC)......................................                         2,135,000      2,189,144
      Refunding:
          6.65%, 7/1/2019 (Insured; AMBAC)..................................                         2,475,000      2,587,711
          6.75%, 7/1/2028 (Insured; AMBAC)..................................                         2,870,000      3,002,336
Massachusetts Industrial Finance Agency, Revenue:
    Electrical Utility (Nantucket Electric Co.) 8.50%, 3/1/2016.............                         3,000,000      3,269,610
    (Refunding - Boston Edison Co. Project) 5.75%, 2/1/2014.................                         5,000,000      4,876,900
    (Refunding - Harvard Community Health) 8.125%, 10/1/2017................                         4,000,000      4,396,720
    (Refunding - Holy Cross College):
      6%, 11/1/2002.........................................................                           400,000        433,096
      6.375%, 11/1/2015.....................................................                         2,000,000      2,112,580
Massachusetts Municipal Wholesale Electric Co., Power Supply System Revenue,
    Refunding:
      6.40%, 7/1/2002.......................................................                           400,000        437,168
      6.125%, 7/1/2019 (Insured; MBIA)......................................                         2,975,000      3,107,953
Massachusetts Port Authority, Revenue:
    6%, 7/1/2013............................................................                         1,050,000      1,077,248
    6%, 7/1/2023............................................................                         3,000,000      3,046,770
    Special Project (Harborside Hyatt) 10%, 3/1/2026........................                         8,000,000      9,032,800
Massachusetts Water Resources Authority, Revenue, Refunding:
    5.25%, 3/1/2013.........................................................                         7,500,000      7,349,400
    5%, 3/1/2022............................................................                         5,000,000      4,625,050
    5%, 3/1/2022 (Insured; MBIA)............................................                         2,615,000      2,456,688
New Bedford 5.75%, 3/1/2006.................................................                         1,565,000      1,591,793
New England Education Loan Marketing Corp., Student Loan Revenue
    6.90%, 11/1/2009........................................................                         3,000,000      3,241,830
Quincy, Revenue, Refunding (Quincy City Hospital):
    5%, 1/15/2005 (Insured; FSA)............................................                         2,000,000      2,004,240
    5.25%, 1/15/2016 (Insured; FSA).........................................                         2,000,000      1,947,760
Southbridge 6.375%, 1/1/2012 (Insured; AMBAC)...............................                         1,000,000      1,073,310
Worcester, IDR (National Envelope Corp. Project)
    8%, 12/1/2004 (LOC; Manufacturers Hanover Trust Co.) (a)................                         4,000,000      4,217,960

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                              NOVEMBER 30, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                    --------          -------
U.S. RELATED-4.4%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                     $   3,000,000   $  3,092,190
Virgin Islands Water and Power Authority, Electric System Revenue
    7.40%, 7/1/2011.........................................................                         3,450,000      3,736,868
                                                                                                                    ---------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $144,092,573)...................                                     $152,156,392
                                                                                                                  ============
SHORT-TERM MUNICIPAL INVESTMENTS- 1.7%
MASSACHUSETTS-1.3%
Massachusetts Health and Educational Facilities Authority, Revenue, VRDN
    (Saint Elizabeth Hospital) 3.74% (Insured; FSA) (c).....................                     $   2,000,000   $  2,000,000
U.S. RELATED-.4%
Puerto Rico Electric Power Authority, Power Revenue 3.68% (Insured; FSA) (d)                           600,000        600,000
                                                                                                                   ----------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $2,600,000)....................                                     $  2,600,000
                                                                                                                 ============
TOTAL INVESTMENTS-100.0%
    (cost $146,692,573).....................................................                                     $154,756,392
                                                                                                                 ============



DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Administration                                  Insurance Corporation
FSA           Financial Security Assurance                       MFHR    Multi-Family Housing Revenue
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (E)              OR          MOODY'S             OR         STANDARD & POOR'S                 PERCENTAGE OF VALUE
--------                           -------                        ----------------                  ------------------
AAA                                Aaa                            AAA                               41.0%
AA                                 Aa                             AA                                11.7
A                                  A                              A                                 29.9
BBB                                Baa                            BBB                                8.6
Not Rated(f)                       Not Rated(f)                   Not Rated(f)                       8.8
                                                                                                   -----
                                                                                                   100.0%
                                                                                                   =====

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Secured by letters of credit.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d) Inverse floater security - the interest rate is subject to change periodically.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f)  Securites which, while not rated by Fitch, Moody's or Standard &
    Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (g) At November 30, 1995, the Fund had $53,822,667 (34.4% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.


See independent accountants' review report and notes to financial statements.


DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                               NOVEMBER 30, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $146,692,573)-see statement.....................................                                      $154,756,392
    Cash....................................................................                                         2,026,465
    Receivable for investment securities sold...............................                                         3,351,220
    Interest receivable.....................................................                                         2,815,529
    Prepaid expenses........................................................                                             5,578
                                                                                                                    ----------
                                                                                                                   162,955,184
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                     $     78,995
    Payable for investment securities purchased.............................                        6,583,733
    Accrued expenses........................................................                           56,390        6,719,118
                                                                                                    ---------       ----------
NET ASSETS  ................................................................                                      $156,236,066
                                                                                                                  ============
REPRESENTED BY:
    Paid-in capital.........................................................                                      $150,256,032
    Accumulated net realized (loss) on investments..........................                                        (2,083,785)
    Accumulated net unrealized appreciation on investments-Note 3...........                                         8,063,819
                                                                                                                     ---------
NET ASSETS at value applicable to 9,465,677 outstanding shares of
    Beneficial Interest, equivalent to $16.51 per share (unlimited
    number of $.01 par value shares authorized).............................                                      $156,236,066
                                                                                                                  ============


See independent accountants' review report and notes to financial statements.


DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
STATEMENT OF OPERATIONS                                                          SIX MONTHS ENDED NOVEMBER 30, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $4,868,847
    EXPENSES:
      Management fee-Note 2(a)..............................................                    $   458,452
      Shareholder servicing costs-Note 2(b).................................                         88,669
      Professional fees.....................................................                         30,448
      Trustees' fees and expenses-Note 2(c).................................                         10,685
      Custodian fees........................................................                          8,164
      Registration fees.....................................................                          7,786
      Prospectus and shareholders' reports..................................                            992
      Miscellaneous.........................................................                          9,121
                                                                                                     ------
            TOTAL EXPENSES..................................................                                            614,317
                                                                                                                       --------
            INVESTMENT INCOME-NET...........................................                                          4,254,530
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                     $2,489,054
    Net unrealized (depreciation) on investments............................                        (96,075)
                                                                                                  ----------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                          2,392,979
                                                                                                                      ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $6,647,509
                                                                                                                     ==========

See independent accountants' review report and notes to financial statements.


DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                  YEAR ENDED              SIX MONTHS ENDED
                                                                                    MAY 31,               NOVEMBER 30, 1995
                                                                                     1995                      (UNAUDITED)
                                                                                   --------                 ---------------
OPERATIONS:
    Investment income-net................................................       $    9,079,650               $    4,254,530
    Net realized gain (loss) on investments..............................           (1,987,488)                   2,489,054
    Net unrealized appreciation (depreciation) on investments for the period         4,202,720                      (96,075)
                                                                                     ---------                     ---------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............           11,294,882                    6,647,509
                                                                                     ---------                     ---------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net................................................           (9,079,650)                  (4,254,530)
    Net realized gain on investments.....................................               (1,973)                        --
                                                                                     ---------                    ----------
      TOTAL DIVIDENDS....................................................           (9,081,623)                  (4,254,530)
                                                                                     ---------                    ----------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold........................................           57,695,559                   17,979,801
    Dividends reinvested.................................................            6,757,358                    3,129,156
    Cost of shares redeemed..............................................          (74,389,458)                 (28,015,539)
                                                                                   -----------                    ----------
      (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS.....           (9,936,541)                  (6,906,582)
                                                                                   -----------                    ----------
          TOTAL (DECREASE) IN NET ASSETS.................................           (7,723,282)                  (4,513,603)
NET ASSETS:
    Beginning of period..................................................          168,472,951                  160,749,669
                                                                                   -----------                    ----------
    End of period........................................................         $160,749,669                 $156,236,066
                                                                                   ===========                  ===========
                                                                                      SHARES                        SHARES
                                                                                     -------                        -------
CAPITAL SHARE TRANSACTIONS:
    Shares sold..........................................................            3,687,475                    1,117,524
    Shares issued for dividends reinvested...............................              430,673                      193,503
    Shares redeemed......................................................           (4,733,211)                  (1,738,774)
                                                                                     ---------                    ---------
      NET (DECREASE) IN SHARES OUTSTANDING...............................           (615,063)                      (427,747)
                                                                                     ========                       ========


See independent accountants' review report and notes to financial statements.


DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                           SIX MONTHS ENDED
                                                                         YEAR ENDED MAY 31,                NOVEMBER 30, 1995
                                                  ----------------------------------------------------
PER SHARE DATA:                                   1991       1992      1993           1994         1995      (UNAUDITED)
                                                  ----       ----       ----          ----          ----       ------
    Net asset value, beginning of period        $15.43      $15.59     $16.20        $17.01        $16.03     $16.25
                                                  ----       ----       ----          ----          ----       ------
    INVESTMENT OPERATIONS:
    Investment income-net..............           1.06        1.01        .97           .91           .91        .45
    Net realized and unrealized gain (loss)
      on investments...................            .16         .60        .81          (.52)          .22        .26
                                                  ----       ----       ----          ----          ----       ------
          TOTAL FROM INVESTMENT OPERATIONS        1.22        1.61       1.78           .39          1.13        .71
                                                  ----       ----       ----          ----          ----       ------
    DISTRIBUTIONS:
    Dividends from investment income-net         (1.06)      (1.00)      (.97)         (.92)         (.91)      (.45)
    Dividends from net realized gain
      on investments...................             --          --         --          (.21)          --          --
    Dividends in excess of net realized gain
      on investments...................             --          --         --          (.24)           --         --
                                                  ----       ----       ----          ----          ----       ------
          TOTAL DISTRIBUTIONS..........          (1.06)      (1.00)      (.97)        (1.37)         (.91)      (.45)
                                                  ----       ----       ----          ----          ----       ------
    Net asset value, end of period.....         $15.59      $16.20     $17.01        $16.03        $16.25     $16.51
                                                  ====       ====       ====          ====          ====        ====
TOTAL INVESTMENT RETURN................            8.20%     10.62%     11.27%         2.07%         7.39%      8.90%(1)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets         .81%       .84%       .81%          .80%          .80%       .80%(1)
    Ratio of net investment income to
      average net assets...............            6.87%      6.30%      5.83%         5.30%         5.77%      5.55%(1)
    Portfolio Turnover Rate............           49.73%     68.07%     85.29%        29.73%        38.34%     23.67%(2)
    Net Assets, end of period (000's Omitted)  $120,540      $157,061  $183,601     $168,473       $160,750     $156,236
    (1)  Annualized.
    (2)  Not annualized.




See independent accountants' review report and notes to financial statements.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: The Fund's investments are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $3,440,000 available for Federal income tax purposes to be applied against future net securities profit, if any, realized subsequent to May 31, 1995. The carryover does not include net realized securities losses from November 1, 1994 through May 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the six months ended November 30, 1995.
    Effective December 1, 1995, Dreyfus Transfer Inc., a wholly-owned subsidiary of the Manager, serves as the Fund's Transfer and Dividend Disbursing Agent.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the six months ended November 30, 1995, the Fund was charged an aggregate of $30,681 pursuant to the Shareholder Services Plan.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the six months ended November 30, 1995 amounted to $35,352,856 and $39,037,790, respectively.
    At November 30, 1995, accumulated net unrealized appreciation on investments was $8,063,819, consisting of $8,168,209 gross unrealized appreciation and $104,390 gross unrealized depreciation.
    At November 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus Massachusetts Tax Exempt Bond Fund, including the statement of investments, as of November 30, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended May 31, 1995 and financial highlights for the five years in the period ended May 31, 1995 and in our report dated June 28, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                                       [Ernst and Young LLP signature logo]

New York, New York
January 2, 1996


                                       [Dreyfus lion "d" logo]
DREYFUS MASSACHUSETTS
TAX EXEMPT BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                           267SA9511
[Dreyfus logo]
Massachusetts
Tax Exempt
Bond Fund
Semi-Annual Report
November 30, 1995